SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 1, 1998
                Date of Report (Date of earliest event reported)


                      CENTIGRAM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                     0-19558                    94-2418021
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                              91 EAST TASMAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
          (Address of principal executive offices, including zip code)

                                 (408) 944-0250
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per Share", on the Annual Report on Form 10-K for the fiscal year ended November 1, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-8 to be filed after this form 8-K is filed. Restatement of selected financial data is for the fiscal quarters in each of the years ended November 1, 1997, November 2, 1996, and October 28, 1995 and the three fiscal years ended November 1, 1997, the one-month ended October 29, 1994, and the two fiscal years ended October 1, 1994, and related disclosures as prescribed by FAS 128 for the three years ended November 1, 1997. Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  27.2 Financial Data schedules restated for the fiscal years ended November 1, 1997, November 2, 1996, and October 28, 1995.

                  27.3 Financial Data schedules restated for the nine months ended August 2, 1997, six months ended May 3, 1997, and three months ended February 1, 1997.

                  27.4 Financial Data schedules restated for the nine months ended July 27, 1996, six months ended April 27, 1996, and three months ended January 27, 1996.

                  99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CENTIGRAM COMMUNICATIONS
                            CORPORATION

                            /s/ Thomas E. Brunton
                            ----------------------------------------------------
                            Thomas E. Brunton
                            Senior Vice President and Chief Financial Officer

                            Date: June 3, 1998

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